SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 4, 2009

SYNIVERSE HOLDINGS, INC.

SYNIVERSE TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware Delaware	001-32432 333-88168	30-0041666 06-1262301
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8125 Highwoods Palm Way

Tampa, Florida 33647

Telephone: (813) 637-5000

(Address, including zip code, and telephone number, including area code, of registrants’ principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	Entry into a Material Definitive Agreement

On May 4, 2009, Syniverse Holdings, Inc. and Syniverse Technologies, Inc. entered into an Amendment, Waiver, Resignation and Appointment Agreement, (the “Amendment”), with Lehman Commercial Paper Inc. (“LCPI”), as resigning Administrative Agent and Swing Line Lender under the Original Credit Agreement (as defined below), Bank of America, N.A. (“Bank of America”), as successor Administrative Agent and Swing Line Lender and certain of the other parties to the Amended and Restated Credit Agreement dated as of August 9, 2007 (as amended, restated or otherwise modified, the “Original Credit Agreement”), among Syniverse Holdings, Inc., as Parent, Syniverse Technologies, Inc., as Borrower, financial institutions from time to time party thereto as “Lenders,” Lehman Brothers, Inc. and Deutsche Bank Securities, Inc., as joint lead arrangers and joint book-running managers, Bear Stearns Corporation Lending Inc. and LaSalle Bank National Association, as co-documentation agents, Deutsche Bank AG New York Branch, as Syndication Agent, and LCPI, as Administrative Agent. Capitalized terms used herein without definition have the meaning assigned to such terms in the Original Credit Agreement, as amended by the Amendment. The Original Credit Agreement is filed with the Securities and Exchange Commission (the “SEC”) as Exhibit 10.2 to our Current Report on Form 8-K, dated August 8, 2007.

Pursuant to the Amendment, LCPI has resigned as Administrative Agent and Swing Line Lender and Bank of America has been appointed as successor Administrative Agent and Swing Line Lender under the Original Credit Agreement. The Amendment also provides for other modifications of the Original Credit Agreement, including, without limitation, the following:

1.	Terminating LCPI’s Revolving Credit Commitment and provides for Bank of America to extend to the Borrower an Incremental Revolving Credit Commitment of $10,000,000.

2.	Increasing the permitted amount of Incremental Revolving Credit Commitments from $100,000,000 to $130,000,000 to account for the termination of LCPI’s Revolving Credit Commitment.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by the Amendment filed as Exhibit 10.1 hereto. Pursuant to General Instruction F to the SEC’s Form 8-K, a copy of the Amendment is filed as Exhibit 10.1 hereto, and the Amendment is incorporated into this Item 1.01 by this reference.

ITEM 9.01.	Financial Statements and Exhibits

Exhibit No.	Description
10.1*	Amendment, Waiver, Resignation and Appointment Agreement, dated as of May 4, 2009 by and among Syniverse Holdings, Inc., Syniverse Technologies, Inc., the other financial institutions party thereto, Lehman Commercial Paper Inc., and Bank of America, N.A.

*	Filed herewith electronically.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this Report to be signed on their behalf by the undersigned thereunto duly authorized.

Dated: May 8, 2009

SYNIVERSE HOLDINGS, INC.
(Registrant)

/s/ David W. Hitchcock
David W. Hitchcock
Chief Financial Officer

SYNIVERSE TECHNOLOGIES, INC.
(Registrant)

/s/ David W. Hitchcock
David W. Hitchcock
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1*	Amendment, Waiver, Resignation and Appointment Agreement, dated as of May 4, 2009 by and among Syniverse Holdings, Inc., Syniverse Technologies, Inc., the other financial institutions party thereto, Lehman Commercial Paper Inc., and Bank of America, N.A.

*	Filed herewith electronically.